UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): October 1, 2019

NOBLE ENERGY, INC.
(Exact name of Registrant as specified in its charter)

Delaware		001-07964	73-0785597
(State or other jurisdiction of incorporation or organization)		Commission File Number	(I.R.S. Employer Identification No.)

1001 Noble Energy Way
Houston,	Texas		77070
(Address of principal executive offices)			(Zip Code)

Registrant’s telephone number, including area code:		(281)	872-3100
(Former name, former address and former fiscal year, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:
Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.01 par value	NBL	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01. Entry into a Material Definitive Agreement.
On October 1, 2019, Noble Energy, Inc. (the “Company”) completed its previously announced underwritten public offering of $500,000,000 aggregate principal amount of its 3.250% Notes due 2029 (the “2029 Notes”) and $500,000,000 aggregate principal amount of the Company’s 4.200% Notes due 2049 (the “2049 Notes” and together with the 2029 Notes, the “Notes”).
The Notes were issued pursuant to the Eighth Supplemental Indenture dated as of October 1, 2019 (the “Supplemental Indenture”), to the Indenture dated as of February 27, 2009 between the Company and Wells Fargo Bank, National Association, as trustee. The Notes are unsubordinated and unsecured obligations of the Company. The Notes have been registered under the Securities Act of 1933, as amended (the “Act”), pursuant to a Registration Statement on Form S-3ASR (No. 333-229738) (the “Registration Statement”) which was filed with the Securities and Exchange Commission (the “SEC”) and became automatically effective on February 19, 2019. The terms of the Notes are further described in the Company’s prospectus supplement dated September 24, 2019, as filed with the SEC under Rule 424(b)(2) of the Act (the “Prospectus Supplement”).
The foregoing description of the Supplemental Indenture does not purport to be complete and is qualified in its entirety by reference to the full text of the Supplemental Indenture, which is attached hereto as Exhibit 4.1 and incorporated by reference herein.
Item 8.01. Other Events.
On October 1, 2019, the Company issued a press release announcing the results of its tender offer for any and all of its outstanding $1 billion aggregate principal amount of 4.15% Notes due 2021 (the “2021 Notes”). A copy of the press release is filed as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.
This Current Report shall not constitute an offer to purchase or a solicitation of an offer to sell any securities and shall not constitute a notice of redemption under the indenture governing the 2021 Notes. Such notice is being made in accordance with the provisions of the indenture governing such notes.
Item 9.01. Financial Statements and Exhibits.

(d)	Exhibits. The following exhibits are filed as part of this Current Report on Form 8-K:

Exhibit No.	Description
4.1
Eighth Supplemental Indenture dated as of October 1, 2019, to Indenture dated as of February 27, 2009 between Noble Energy, Inc. and Wells Fargo Bank, National Association, as Trustee, relating to senior debt securities of Noble Energy, Inc. (including the form of 2029 Notes and 2049 Notes).

5.1	Opinion of Akin Gump Strauss Hauer & Feld, LLP.
23.1	Consent of Akin Gump Strauss Hauer & Feld, LLP (included in Exhibit 5.1 hereto).
99.1	Press release dated October 1, 2019 announcing tender offer results.
104	Cover Page Interactive Data File - the cover page XBRL tags are embedded within the Inline XBRL document.

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

NOBLE ENERGY, INC.

Date:	October 1, 2019	By:	/s/ Kevin Haggard
Kevin Haggard
Vice President and Treasurer